SUPPLEMENT DATED JUNE 1, 2024

TO THE PROSPECTUS DATED MAY 1, 2024

FOR DEFERRED VARIABLE ANNUITY

ISSUED BY

THE PENN INSURANCE AND ANNUITY COMPANY

AND FUNDED THROUGH

PIA VARIABLE ANNUITY ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, PA 19105

1-800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2024.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus. If you would like a copy of the Prospectus, call us at 1-800-523-0650 or go online to www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates.

The purpose of this supplement is to provide information on the applicable state variations for Contracts purchased in California.

For Contracts issued in California, the following state variations are added to Appendix D of the Prospectus and apply:

STATE	LOCATION IN PROSPECTUS	STATE VARIATION
CA	See “Contract Changes”	Under “Ownership Change (Absolute Assignment)”, the Company does not have the right to require the new Contract Owner(s) and Annuitant(s) to meet the issue age requirements.
CA	See “Maximum Purchase Payment”	The Company may only decline Purchase Payments if required for purposes of satisfying applicable laws or regulations.
CA	See “Waiver of Surrender Charges”

Medically Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Medically Related Withdrawal of all or part of your Contract Value if certain medically related contingencies occur. The waiver of Surrender Charges is available if, while the Contract is in force, the Contract Owner (or Annuitant for entity owned Contracts) is first diagnosed as having a fatal injury or illness (an injury or illness expected to result in death within 2 years).

Waiver of Surrender Charges under confinement to a medical care facility is not permitted in California.

Disability Related Withdrawal provision has been revised to read as follows:

You may request the waiver of Surrender Charges for your Disability Related Withdrawal of all or part of your Contract Value if:

(1) The Contract Owner (or Annuitant for entity owned Contracts) has a disability that renders them unable to perform with reasonable continuity the substantial and material acts necessary to pursue their usual occupation in the usual or customary way during the first 24 months of the disability, or is unable to engage with reasonable continuity in another occupation in which they could reasonably be expected to perform satisfactorily in light of their age, education, training, experience, station in life, physical and mental capacity after the first 24 months of the disability, and

(2) The disability began after the Contract Date, and

(3) The disability has continued without interruption for 90 days.

CA	See “Revocation Rights”	The Contract Owner may cancel the Contract within ten days (30 days for Contract Owners age 60 and older) after its receipt. If the Contract is a Replacement Contract it may be cancelled by returning it within 30 days after it is received by the Contract Owner. In either situation, simply return or mail it to the Company or the financial professional through whom it was purchased. The Company will refund the Contract Value and Contract fees, if any, as of the time notification is received.
CA	See “Death before Annuity Date”	If the death benefit is not paid within 30 days of the date of death, we will pay interest from the date of death of the Insured to the date of payment.
CA	“Purchasing the Enhanced Death Benefit Rider with your Contract (Owner/Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Enhanced Death Benefit Rider”	The Rider will not terminate upon assignment or a change in ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.
CA	“Purchasing the Guaranteed Income Rider with your Contract (Owner/ Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Guaranteed Income Rider”	The Rider will not terminate upon assignment or a change in ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.

CA	“Purchasing the Accumulation Income Rider with your Contract (Owner / Annuitant Requirements)”	Covered Life ownership and Beneficiary restrictions only apply at time of issue.
CA	“Termination of the Accumulation Income Rider”	The Rider will not terminate upon assignment or a change in ownership. Upon assignment or a change in ownership of the Contract, features and benefits of the Rider will continue to be based upon the age/lifetime of the Covered Life(ves) designated in the Contract.